Valley
National
Bank
Valley National Bancorp

Valley National Bancorp

Merrill Lynch Presentation Exhibit 99.1

This presentation contains forward looking statements concerning Valley’s future business outlook, financial condition and operating results.  Generally, the words "will," "may," "should," "continue," "believes," "expects," "anticipates" or similar expressions identify forward looking statements.  Readers are advised not to place undue reliance on these forward looking statements as they are influenced by certain risk factors and unpredictable events.  Factors that could cause actual results to differ materially from those predicted by the forward looking statements include among others:
unanticipated changes in the direction of interest rates;
competition from banks and other financial institutions;
changes in loan, investment and mortgage prepayment assumptions;
a higher level of net loan charge-offs and delinquencies than anticipated;
insufficient allowance for loan losses;
relationships with major customers;
changes in effective income tax rates;
higher or lower cash flow levels than anticipated;
inability to hire and retain qualified employees;
slowdown in levels of deposit growth;
a decline in the economy in New Jersey and New York;
a decrease in loan origination volume;
a change in legal and regulatory barriers including issues related to compliance with anti-money laundering and
Bank Secrecy Act laws;
the development of new tax strategies or the disallowance of prior tax strategies; and
unanticipated litigation pertaining to fiduciary responsibility
NOTE:  Valley disclaims any obligation to update or revise forward looking statements for any reason.
Information For Investors And Shareholders

Overview of Valley National Bancorp
79 Years - Commercial Bank
Listed on the NYSE:  VLY (twelve years as of December 5, 2005)
Management Longevity/Ownership
Big Bank – Act Like Small Privately Owned Company
Marketplace
Sound Asset Quality
Strong Financial Performance
Consistent Shareholder Returns

Valley’s Exceptional Performance
* Reflects annual compound growth for the period 2001-2005
As of
9/30/2006
Compound
Growth Rate*
Diluted EPS (YTD) 1.07 4.83%
Total Assets ($000) 12,438,555 8.96%
Total Loans ($000) 8,313,087 10.74%
Total Deposits ($000) 8,466,870 7.18%
Total Equity ($000) 978,593 7.47%
Return on Equity (Average) 18.43% 21.89%
Return on Tangible Equity (Average) 23.77% 24.02%
Return on Assets (Average) 1.42% 1.60%

5 Valley’s Franchise Marketplace Demographics Future Geographic Expansion

Sussex County, NJ
Montebello
Passaic County, NJ
Bergen County, NJ
Warren County, NJ
Morris County, NJ
Essex County, NJ
Hudson County, NJ
Union County, NJ
Hunterdon County, NJ
Somerset County, NJ
Middlesex County, NJ
Mercer County, NJ
Monmouth County, NJ

Valley National Bancorp

Valley’s New Jersey Locations
© 2000-2006 SNL Financial (snl.com) All rights reserved
1 Deposits reflected represent total industry retail deposits as of June 30, 2006
Current Valley branches
Branches under construction/negotiation
(in thousands)
Location
Industry Total
Deposits
1
in
Market
Industry
Average
Deposits
1
in Market
per Branch
Valley's
Market
Share
VLY Base Market 103,794,642 66,407 6.53%
VLY Other Branches 10,866,126 47,868 4.10%
DeNovo Expansion 31,546,468 60,550 1.40%
Total / Average 146,207,236 63,266 5.23%

New York County, NY
Queens County, NY
Kings County, NY

Valley National Bancorp

Valley’s New York Locations
© 2000-2006 SNL Financial (snl.com) All rights reserved
Current Valley branches
Branches under construction/negotiation
1 Deposits reflected represent total industry retail deposits as of June 30, 2006
(in thousands)
Location
Industry Total
Deposits
1
in Market
Industry
Average
Deposits
1
in Market
per Branch
Valley's
Market
Share
Manhattan 458,152,484 738,955 0.22%
Brooklyn 33,562,377 110,767 0.00%
Queens 37,950,155 94,403 0.00%
Total / Average 529,665,016 399,747 0.19%

Industry Average Deposits per Branch ($000)

Valley National Bancorp

Industry Average Deposits per Branch
50,941
53,703
111,832
63,260
61,698
152,269
0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
2002 2006
United States New Jersey New York
+24.2% +14.9% +36.2%
© 2000-2006 SNL Financial (snl.com) All rights reserved

Industry Average Deposits Per Branch
($000)

Valley National Bancorp

Industry Average Deposits per Branch
© 2000-2006 SNL Financial (snl.com) All rights reserved
64,056
52,070
68,706
94,403
110,767
0
20,000
40,000
60,000
80,000
100,000
120,000
VLY NJ
Marketplace
Monmouth
County
Middlesex
County
Queens
County
Kings
County
(Brooklyn)
-Based on FDIC deposit data as of 6/30/2006
-Reflects retail deposits only

Median Household Income ($000)

Valley National Bancorp

Median Household Income
51.5
66.8
60.7
78.3
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
2006 2011 (Projected)
United States New Jersey
Variance
15.3
Variance
17.6
© 2000-2006 SNL Financial (snl.com) All rights reserved

Percent of Owner Occupied Homes (%)

Valley National Bancorp

Owner Occupied Housing Units Over $300K
27.28%
48.01%
62.86%
35.39%
57.04%
75.60%
0%
15%
30%
45%
60%
75%
90%
2006 2011 (Projected)
United States New York New Jersey
© 2000-2006 SNL Financial (snl.com) All rights reserved
Over $500K
40.28%
Over $500K
27.53%
Over $500K
22.57%
Over $500K
33.15%

Credit Quality
Focus on quality and profitability over
growth
Proven record of superior asset quality
throughout various economic cycles
Abstain from exotic residential
mortgage structures and other volatile
products

Loan Quality  2001- 9/30/2006
(annualized)
0.35%
0.27%
0.38%
0.24%
0.36%
0.11%
0.44%
0.11%
0.32%
0.05%
0.39%
0.09%
0.00%
0.50%
1.00%
1.50%
2.00%
2001 2002 2003 2004 2005 9/30/2006
Non-Performing Loans to Total Loans Net Charge-Offs to Average Loans

Net Charge-offs to Average Loans
2002-2005
© 2000-2006 SNL Financial (snl.com) All rights reserved
0.09%
0.25%
0.31%
1.11%
0.00% 0.03%
0.00%
0.10%
0.19%
0.69%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
Total Loans Consumer Home Equity CRE C&I
Valley Peer Group
Peer group consists of banks with total assets between $3 billion and $50 billion

Valley’s Capital Position
Five year average annual return on
average tangible shareholders’ equity
through 12/31/05 is 24.02%
Capital position is continuously well above
minimum capital requirements
Additional potential benefit of unrealized
gain on Valley owned facilities

Strong Capital Position
Includes $200 Million Trust Preferred Issued November 2001.
Total Capital Ratio Includes $100 Million Sub-debt Issued July 2005.
8.2%
10.7%
12.6%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
2001 2002 2003 2004 2005 9/30/2006
Leverage Ratio Tier 1 Ratio Total Capital Ratio

17 Unrealized Potential Capital (as of September 30, 2006) Marked-to-Market Facilities Number of facilities owned – 92 Approximate Unrealized Gain on Facilities owned - $200 Million over Book

Share Repurchase Program
During September and October, Valley
repurchased approximately 1.5 million shares at
an average cost of  $25.71
Balance future purchases in relation to loan
demand and other cash flow needs
The program will improve Earnings per Share
and Return on Equity

19 Valley’s Competitive Shareholder Advantage High dividend payout Total return has exceeded S&P 500 and Russell 1000 indices Consistent shareholder returns

Dividend Yield Comparison
3.16%
3.36%
3.05%
3.22%
3.63%
3.26%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
2001 2002 2003 2004 2005 9/30/2006 LTM
Valley SNL National Public Bank Median
SNL Y- Merge Suggested Regional SNL Y- Merge Suggested Highly Valued
© 2000-2006 SNL Financial (snl.com) All rights reserved

.16
.21
.23
.25
.26 .26
.27
.30
.36
.40
.42
.47
.53
.59
.64
.67
.72
.76
.80
.83
86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05
Annual Dividend paid, adjusted for stock splits and stock
dividends
Current annual rate is $0.86 per share
Dividend Growth Per Share

Total Returns – 9/30/96 –
9/30/06*
230.25%
54.61%
130.72%
44.60%
127.84%
40.04%
0%
50%
100%
150%
200%
250%
Valley Russell 1000 Index S&P 500 Index
10 Years 5 Years
12.69%
Annual
*Source- Bloomberg
9.10%
Annual
8.72%
Annual
7.65%
Annual
8.58%
Annual
6.96%
Annual

23 Future Goals Expand branch network Maintain exceptional asset quality Emphasize business lending Take advantage of changing banking market in the Tri-State area

For More Information
Log onto our web site:   www.valleynationalbank.com
Visit our kids site: www.vnbkids.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, Senior Vice President
Director of Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

Non-GAAP Disclosure Reconciliation
These materials contain the average five year annual return on average tangible shareholders’ equity, a financial measure determined by methods other than in accordance with accounting principles generally accepted in the
United States of America (“GAAP”).
The average five year annual return on average tangible shareholders’ equity is computed by dividing the sum of the return on average tangible shareholders’ equity for the last five annual periods by five. Return on average tangible shareholders’ equity is computed by dividing net income by average tangible shareholders’ equity. The most directly comparable GAAP measure, return on average shareholders’ equity, is determined by dividing net income by average shareholders’ equity. Average tangible shareholders’ equity excludes from average shareholders’ equity acquisition-related goodwill and other intangible assets. We believe that the presentation of the average five year annual return on average tangible shareholders’ equity is helpful in understanding our financial results, as it provides a method to assess our success in utilizing our tangible capital.
The following table reconciles average tangible shareholders’ equity to average shareholders’ equity for the periods used to compute the average five year annual return on average tangible shareholders’ equity presented:
2005 2004 2003 2002 2001
Net income
163,449 $   154,398 $   153,415 $   154,616 $   135,204 $
Average shareholders' equity
852,834 678,068 633,744 655,447 686,159
Less:  Average goodwill and other
intangible assets
(160,607) (48,805) (45,716) (37,463) (37,317)
Average tangible shareholders' equity
692,227 $   629,263 $   588,028 $   617,984 $   648,842 $
Return on average tangible shareholders' equity
23.61% 24.54% 26.09% 25.02% 20.84%
As of or for the Years Ended December 31,
($ in thousands)